PROMISSORY NOTE

$335,085.00 Newton, NJ	Date: September 24, 2009

IN CONSIDERATION OF VALUE RECEIVED, and intending to be legally bound, the undersigned, jointly and severally, (hereinafter called the “Borrower”), promise to pay, without offset, defense or counterclaim, to the order of Airside, Inc. (hereinafter called the “Holder”), or its assigns, the principal amount of Three Hundred Thirty Five Thousand Eighty Five Dollars ($335,085.00) as follows:

Upon execution of this Note, Borrower shall pay to Holder the sum of Thirty Eight Thousand Five Hundred Dollars ($38,500.00) (the “Downpayment”) in a wire transfer payable to Airside, Inc.

For the six (6) month period commencing as of the date of this Note, Borrower shall pay to Holder interest only on the balance of the principal amount of the Note at the rate of six per cent (6%) per annum. Payments of interest shall be made monthly, commencing thirty (30) days following the date of this Note.

Commencing seven (7) months after the date of this Note, Borrower shall pay the balance of the principal amount of this Note, without interest, in eighteen equal monthly installments of Sixteen Thousand Four Hundred Seventy Six Dollars & 94 cents ($16,476.94)

Other than the Down payment, all payments under this Note are to be made by check or other legal tender to Airside, Inc., at 93 Stickles Pond Road, Newton, NJ 07860 or via wire to Holder @ Skylands Community Bank~Accounts #: 201037130

If the Borrower fails to pay any principal or interest installment due under this Note when due, which failure to pay continues for a period of five (5) days after such due date, or fails to comply with any other provision or obligation contained in this Note, then in such event, the Holder, at its option, may declare this Note immediately due and payable without notice or demand in which event, the aggregate amount of any unpaid principal balance due, plus any unpaid interest due hereunder, shall be immediately due and owing.

If the Borrower shall be dissolved, or if all or substantially all of the assets of Borrower are sold or otherwise transferred, or proceedings in the nature of insolvency, receivership, bankruptcy or reorganization will be commenced with respect to Borrower, provided that if such proceeding is commenced on an involuntary basis and remains unstayed and in effect for a period of forty-five (45) days, or if Borrower will make an assignment for the benefit of creditors or will be the subject of a receiver for all or any part of its property, then and in any such event, Holder may declare the entire balance due under this Note immediately due and payable without any demand or notice whatsoever.

Presentment, demand for payment, notice of dishonor and protest are hereby waived. The Holder may renew or extend this Note, release any party hereto, or waive or modify any provision hereof, without affecting the obligation of the Borrower and without affecting the Holder’s right thereafter to demand strict compliance the terms of this Note.

The Holder may, at its election, and subject to prior exercise, in its discretion, of its right of acceleration, accept payment of arrears, and, if any defaulted payment is more than five (5) days in arrears, the Borrower shall pay as liquidated damages, in addition to the other amounts due, a late charge on each defaulted payment so in arrears in an amount equal to the lower of two percent (2%) per month of such payments from its due date or at the maximum interest rate permitted by applicable law. After the expressed or declared maturity of this Note, the Borrower shall pay interest on unpaid balances at the lower of eighteen percent (18%) per annum or the maximum interest rate permitted by applicable law. In the event that the Holder institutes an action upon this Note, the Borrower shall pay, in addition to unpaid principal, interest and late charges, all expenditures incurred by the Holder, including reasonable attorney’s fees and costs as defined herein.

THE BORROWER HEREBY IRREVOCABLY AUTHORIZES, APPOINTS AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, UPON ANY DEFAULT HEREUNDER WITH RESPECT TO ANY OF THE OBLIGATIONS UNDER THIS NOTE, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER, ITS SUCCESSORS OR ASSIGNS, FOR ALL OR ANY PORTION OF THE UNPAID AMOUNT OF THE PRINCIPAL AND INTEREST HEREUNDER, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF THE HOLDER SETTING FORTH THE AMOUNT OR AMOUNTS THEN DUE, PLUS REASONABLE ATTORNEYS’ FEES, BUT NOT LESS THAN $5,000.00, AND COSTS OF SUIT, WITH RELEASE OF ERRORS AND WITHOUT RIGHT OF APPEAL. IF A COPY HEREOF, VERIFIED BY THE HOLDER, WILL HAVE BEEN FILED IN ANY SUCH PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AS A WARRANT OF ATTORNEY, AND THE ORIGINAL OR ANY COPY HEREOF WILL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY.

The Borrower hereby waives the right to stay any execution and the benefits of all exemption laws now or hereafter in effect, including but limited to exemptions from levy and sale of any property that now is or may hereafter be exempted by law, and also hereby waives the benefit of all valuation and appraisement privileges.

No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not such exercise will be held by any court to be invalid, voidable or void, but the power will continue undiminished and may be exercised from time to time, and contemporaneously in more than one jurisdiction, as often as the Holder will elect until all the obligations have been paid in full.

In the event of any default on the part of Borrower in any respect to the provisions and obligations contained in this Note, Holder may, at its option and without notice to Borrower, exercise as to any security held for this Note all of the rights and remedies of a secured creditor under the Uniform Commercial Code as in effect in New Jersey or Pennsylvania and, without limitation, may apply the proceeds of any sale or other disposition of any collateral, and any other funds or goods whatsoever in Holder’s hands, to the payment or other satisfaction of any one or more of the obligations (after deducting all costs, attorneys’ fees and other expenses incurred in the realization on or perfection or protection of such security) in such order as Holder may elect, without any duty to marshal any such property in favor of any Borrower or other person, all without releasing any Borrower from liability to pay any deficiency remaining unpaid after such application. So long as any obligation has not been paid in full, no payment by any Borrower pursuant to any provision hereof will entitle such Borrower, by subrogation to Holder’s rights or otherwise, to any payment by or out of the property of any other Borrower.

This Note and all issues arising hereunder shall be governed by New Jersey law.

The Borrower consents to the jurisdiction of the courts of New Jersey and the United States District Court for the Eastern District of New Jersey in any action or proceeding which may be brought against it under or in connection with the Note. The Borrower agrees that service of process in any such action or proceeding may be duly brought against it or her by service in accordance with applicable court rules or by United States Registered or Certified Mail, return receipt requested, postage pre-paid, addressed to Borrower at the address listed below, or at such other address as the Borrower may request in writing and in accordance with the notice provisions below.

This Note will be binding upon the Borrower, and its respective successors and assigns, and, if executed by more than one party, will be their joint and several obligation and will not be revoked or impaired as to any of them by the death or dissolution of any of them or by any release or revocation as to any of them. This Note will inure to the benefit of the Holder and its successors and assigns and will be construed liberally in favor of the Holder for its benefit and protection. As used herein, words of any gender will include those of any other gender, and the singular will include the plural and vice versa, whenever the same is necessary to give a fair and meaningful construction of this Note.

BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO ENGAGE THE ASSISTANCE OF COUNSEL FOR THE REVIEW AND EXECUTION OF THIS PROMISSORY NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE CONFESSION OF JUDGMENT PROVISIONS HAVE BEEN FULLY EXPLAINED TO BORROWER BY SUCH COUNSEL.

The provisions of this Note are fully severable. If any provision hereof is declared void or invalid for any reason, the remainder of this Note shall be given full force and effect and the void or invalid provision shall be stricken or otherwise altered or amended in the manner most favorable to Holder.

All notices and demands required or desired to be given to Holder under this Note shall be in writing and shall be delivered in person or by United States Registered or Certified Mail, return receipt requested, postage pre-paid, addressed to Holder at the address for payment to Holder as set forth above.

Borrower warrants and represents that the individuals signing this note are duly authorized to do so and to bind each respective Borrower to the terms and conditions of this Note.

Converted Organics of Woodbridge, LLC

By:
Signature:
Title:

Converted Organics, Inc.

By:
Signature:
Title: